Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventories [Abstract]
Inventories

7. Inventories

The Company's inventory consists of metallurgical coal, which is the principal raw material for the Company's cokemaking operations, and coke, which is the finished good sold by the Company to its customers, and materials, supplies and other.

These components of inventories were as follows:

	September 30, 2011	December 31, 2010
	(Dollars in thousands)
Coal	$148,322	$68,659
Coke	9,184	13,152
Materials, supplies and other	28,701	24,799
Consigned coke inventory	36,229	—

	$222,436	$106,610

The increase in coal inventory at September 30, 2011 was due in part to a $12.5 million increase related to the start-up of Middletown operations and a $62.7 million increase in the Other Domestic Coke segment. Approximately $50 million of the increase in Other Domestic Coke inventory was due to higher coal inventory volumes with the remainder of the increase due to coal price increases. The increase in coal inventory volumes is a result of make-up purchases made in the third quarter of 2011 in response to force majeure events from multiple coal suppliers experienced in the first and second quarters of 2011.

During the first quarter of 2011, the Company estimated that Indiana Harbor would fall short of its 2011 annual minimum coke production requirements by approximately 122,000 tons. To meet this anticipated volume shortfall, the Company entered into agreements to procure the coke from third parties. However, the coke prices in the purchase agreements exceeded the sales price in the Company's contract with ArcelorMittal. This resulted in an estimated loss on firm purchase commitments of $18.5 million ($12.2 million attributable to net parent investment and $6.3 million attributable to noncontrolling interests), which was recorded during the first quarter of 2011. The Company procured approximately 133,000 tons of coke under the third party agreements. In the second quarter of 2011, the Company sold 38,000 tons to ArcelorMittal.

Operational improvements at Indiana Harbor resulting from recent maintenance and repairs at this facility have increased production since the first quarter and the Company now anticipates coke production at Indiana Harbor will be sufficient to meet its contractual requirements with ArcelorMittal. In the second quarter, the Company recorded a lower of cost or market adjustment of $1.2 million ($0.8 million attributable to net parent investment and $0.4 million attributable to noncontrolling interests) on the purchased coke. In the third quarter of 2011, the Company entered into an agreement to sell approximately 95,000 tons of such coke to a customer on a consignment basis that will expire on the earlier of July 31, 2012 or full consumption of, and payment for, the coke. If, after July 31, 2012, the customer has not consumed all of the consigned coke, the Company will remove any of the remaining coke from the customer's facility and will be entitled to collect a commitment removal fee.

5. Inventories

The Company's inventory consists of metallurgical coal, which is the principal raw material for the Company's cokemaking operations, and coke, which is the finished good sold by the Company to its customers, and materials, supplies and other.

These components of inventories were as follows:

	December 31
	2010	2009
	(Dollars in thousands)
Coal	$68,659	$63,478
Coke	13,152	23,814
Materials, supplies and other	24,799	19,287

	$106,610	$106,579